UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2026

IB Acquisition Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41988	85-2946784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 N Federal Highway, Suite 215

Boca Raton, FL 33432

(Address of principal executive offices) (Zip Code)

(214) 687-0020

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IBAC	The NASDAQ Stock Market LLC
Rights, each entitling the holder to receive one-twentieth of one share of common stock	IBACR	The NASDAQ Stock Market LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 5, 2026, IB Acquisition Corp. (the “Company”) received a letter (the “Determination Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is no longer compliant with Nasdaq Listing Rule 5620(a) (the “Annual Meeting Requirement”) because the Company has not held an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year. The Determination Letter further stated that pursuant to Nasdaq Listing Rule 5810(c)(2)(G), the Company has 45 calendar days to submit a plan to regain compliance and if accepted, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year end, or until March 29, 2027, to regain compliance.

The Company intends to submit its plan of compliance with respect to the foregoing requirement setting forth, among other things, a proxy statement preparation and proxy solicitation timeline leading to the Company’s annual meeting of its shareholders.

The Determination Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market, and the Company’s common stock will continue to trade under the symbol “IBAC” during the compliance period.

This report is being filed to comply with Nasdaq Listing Rule 5810(b), which requires prompt public disclosure of receipt of the Determination Letter. The Company will also submit the announcement to Nasdaq’s MarketWatch Department as required by Nasdaq rules.

Forward-Looking Statements. This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s intention to submit a plan to regain compliance with the Annual Meeting Requirement, Nasdaq’s acceptance of any such plan, the timing of the Company’s annual meeting of shareholders, and the Company’s ability to regain compliance with Nasdaq listing standards. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties, many of which are beyond management’s control, that could cause actual results to differ materially from those described in the forward-looking statements, as well as risks relating to general economic conditions, market conditions, interest rates, and other factors. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IB Acquisition Corp.

Date: October 6, 2026	By:	/s/ Al Lopez
Al Lopez
Chief Executive Officer